PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

Penn Capital Opportunistic High Income Fund

Penn Capital Mid Cap Core Fund

Penn Capital Special Situations Small Cap Equity Fund

(the “Funds”)

Supplement dated May 31, 2022

to the Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2021

This supplement serves as notification of, and provides information regarding, certain changes to the Funds effective as of May 31, 2022.

1.	New Portfolio Manager for the Penn Capital Floating Rate Income Fund and the Penn Capital Opportunistic High Income Fund

David Jackson will no longer serve as portfolio manager to the Penn Capital Floating Rate Income Fund and the Penn Capital Opportunistic High Income Fund. Accordingly, all references to Mr. Jackson in the Prospectus and SAI are deleted.

Peter Duffy, CFA, Chief Investment Officer of Credit, Senior Portfolio Manager and Senior Managing Partner of the Advisor, will serve as the portfolio manager to the Penn Capital Floating Rate Income Fund and the Penn Capital Opportunistic High Income Fund. As such, the Prospectus sections entitled “Summary Section – Penn Capital Floating Rate Income Fund,” “Summary Section – Penn Capital Opportunistic High Income Fund,” and “Management of the Funds – Portfolio Managers” are amended accordingly.

The SAI section entitled “Management of the Funds – Portfolio Managers – Portfolio Managers Ownership in the Funds” is amended to indicate that Mr. Duffy owned shares valued at $50,001-$100,000 in each of the Penn Capital Floating Rate Income Fund and the Penn Capital Opportunistic High Income Fund as of the date of this supplement.

2.	New Benchmarks for the Penn Capital Floating Rate Income Fund, Penn Capital Mid Cap Core Fund and the Penn Capital Special Situations Small Cap Equity Fund

The Penn Capital Floating Rate Income Fund will change its primary benchmark from the S&P/LSTA BB Loan Index to the Credit Suisse Institutional Leveraged Loan Index, as it better reflects the securities in which the Fund invests. The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market.

The Penn Capital Mid Cap Core Fund will change its primary benchmark from the Russell 2500® Index to the Bloomberg US 2500 Index, as it fairly represents the securities in which the Fund invests and is also more cost-effective. The Bloomberg US 2500 Index is a float market-cap-weighted benchmark of the lower 2,500 companies in capitalization of the Bloomberg US 3000 Index.

The Penn Capital Special Situations Small Cap Equity Fund will change its primary benchmark from the Russell 2000® Index to the Bloomberg US 2000 Index, as it fairly represents the securities in which the Fund invests and is also more cost-effective. The Bloomberg US 2000 Index is a float market-cap-weighted benchmark of the lower 2,000 companies in capitalization of the Bloomberg US 3000 Index.

If you have any questions, please call the Funds toll-free at 1-844-302-PENN (7366).

Investors should retain this supplement for future reference